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                                                               EXHIBIT 10(n)(ix)

[Silicon Valley Bank Logo]

                             SUBORDINATION AGREEMENT

                                     (DEBT)

CREDITOR:                                         BORROWER:

CALBIOCHEM-NOVABIOCHEM                            CALBIOCHEM-NOVABIOCHEM
INTERNATIONAL, INC.                               CORPORATION


ADDRESS: 10394 PACIFIC CENTER COURT              DATE:  JULY 28, 1995
         SAN DIEGO, CA 92121

THIS SUBORDINATION AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the creditor named above (the "Creditor").

     1. SUBORDINATION. To induce Silicon in its discretion to extend credit to the above-named borrower (the "Borrower") at any time, in such manner, upon such terms and for such amounts as may be mutually agreeable to Silicon and the Borrower (but without obligation on Silicon's part to do so), the Creditor hereby agrees to subordinate and does hereby subordinate payment by the Borrower of any and all indebtedness of the Borrower, now or hereafter incurred, created or evidenced, to the Creditor, however such indebtedness may be hereafter extended, renewed or evidenced (together with all collateral, security and guarantees, if any, for the payment of any such indebtedness) (collectively, the "Junior Debt"), to the payment in full in cash to Silicon of any and all present and future indebtedness, liabilities, guarantees and other obligations, of every kind and description, of the Borrower to Silicon (collectively, the "Senior Debt"), and the Creditor agrees not to ask for, demand, sue for, take or receive any payments with respect to all or any part of the Junior Debt or any security therefor, unless and until all of the Senior Debt has been paid and performed in full.

The word "indebtedness" is used herein in its most comprehensive sense and includes without limitation any and all present and future loans, advances, credit, debts, obligations, liabilities, representations, warranties, and guarantees, of any kind and nature, absolute or contingent, liquidated or unliquidated, and individual or joint. Creditor represents and warrants to Silicon that the Borrower is now indebted to the Creditor in the following amounts under the following described notes and/or documents and that the same is all outstanding indebtedness owing from the Borrower to the Creditor:
$3,712,000 under the Loan Agreement dated March 12, 1992 between Borrower and Creditor.

     2. DISTRIBUTION OF ASSETS. The Creditor further agrees that upon any distribution of the assets or readjustment of the indebtedness of the Borrower whether by reason of liquidation, composition, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of all or any of the Junior Debt, or the application of the assets of the Borrower to the payment or liquidation thereof, Silicon shall be entitled to receive payment in full in cash of all of the Senior Debt prior to the payment of all or any part of the Junior Debt, and in order to enable Silicon to enforce its rights hereunder in any such action or proceeding, Silicon is hereby irrevocably authorized and empowered in its discretion (but without any obligation on Silicon's part) to make and present for and on behalf of the Creditor such proofs of claim against the Borrower on account of the Junior Debt as Silicon may deem expedient or proper and to vote such proofs of claim in any such proceeding and to receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and to apply same on account of the Senior Debt. The



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     SILICON VALLEY BANK                                 SUBORDINATION AGREEMENT

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Creditor further agrees to execute and deliver to Silicon such assignments or other instruments as may be required by Silicon in order to enable Silicon to enforce any and all such claims and to collect any and all dividends or other payments or disbursements which may be made at any time on account of all and any of the Junior Debt.

     3. TRANSFER OF SUBORDINATED DEBT. The Creditor shall not sell, pledge, assign or otherwise transfer, at any time while this Agreement remains in effect, any rights, claim or interest of any kind in or to any of the Junior Debt, either principal or interest, without first notifying Silicon and making such transfer expressly subject to this Subordination Agreement in form and substance satisfactory to Silicon. The Creditor represents and warrants to Silicon that the Creditor has not sold, pledged, assigned or otherwise transferred any of the Junior Debt, or any interest therein or collateral or security therefor to any other person. The Creditor will concurrently endorse all notes and other written evidence of the Junior Debt with a statement that they are subordinated to the Senior Debt pursuant to the terms of this Agreement, in such form as Silicon shall require, and the Creditor will exhibit the originals of such notes and other written evidence of the Junior Debt to Silicon so that Silicon can confirm that such endorsement has been made (but no failure to do any of the foregoing shall affect the subordination of the Junior Debt provided for herein, which shall be fully effective upon execution of this Agreement).

     4. SILICON'S RIGHTS. This is a continuing agreement of subordination and Silicon may continue, without notice to the Creditor, to extend credit or other accommodation or benefit and loan monies to or for the account of the Borrower in reliance hereon. Silicon may at any time, in its discretion, renew or extend the time of payment of all or any Senior Debt, modify the Senior Debt and any terms or provisions thereof or of any agreement relating thereto, waive or release any collateral which may be held therefor at any time, and make and enter into any such agreement or agreements as Silicon may deem proper or desirable relating to the Senior Debt, without notice to or further consent from the Creditor and without any manner impairing or affecting this Agreement or any of Silicon's rights hereunder. The Creditor waives notice of acceptance hereof, notice of the creation of any Senior Debt, the giving or extension of any credit by Silicon to the Borrower, or the taking, waiving or releasing of any security therefor, or the making of any modifications, and the Creditor waives presentment, demand, protest, notice of protest, notice of default, and all other notices to which the Creditor might otherwise be entitled.

     5. REVIVOR. If, after payment of the Senior Debt, the Borrower thereafter becomes liable to Silicon on account of the Senior Debt, or any payment made on the Senior Debt shall for any reason be returned by Silicon, this Agreement shall thereupon in all respects become effective with respect to such subsequent or reinstated Senior Debt, without the necessity of any further act or agreement between Silicon and the Creditor.

     6. MUTUAL WAIVER OF JURY TRIAL. SILICON AND CREDITOR EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (I) THIS AGREEMENT; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN SILICON AND CREDITOR; OR (III) ANY CONDUCT, ACTS OR OMISSIONS OF SILICON OR CREDITOR OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH SILICON OR CREDITOR; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

     7. GENERAL. This Agreement sets forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersedes all prior discussions, representations, agreements and understandings between the parties. This Agreement may not be modified or amended, nor may any rights hereunder be waived, except in a writing signed by the parties hereto. In the event of any litigation between the parties based upon, arising out of, or in any way relating to this Agreement, the prevailing party shall be entitled to recover all of his costs and expenses (including without limitation attorneys' fees) from the non-prevailing party. The parties agree to cooperate fully with each other and take all further actions and execute all further documents from time to time as may be reasonably necessary to carry out the purposes of this Agreement. At Silicon's option, all actions and proceedings based upon, arising out of or relating in any way directly or indirectly to, this Agreement shall be litigated exclusively in




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     SILICON VALLEY BANK                                 SUBORDINATION AGREEMENT

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courts located within Orange County, California, and Creditor consents to the jurisdiction of any such court and consents to the service of process in any such action or proceeding by personal delivery, first-class mail, or any other method permitted by law, and waives any and all rights to transfer or change the venue of any such action or proceeding to any court located outside Orange County, California. This Agreement is being entered into, and shall be governed by the laws of the State of California. This Agreement is being entered into, and shall Agreement shall be binding upon the Subordinating Creditor and its successors and assigns and shall inure to the benefit of Silicon and Silicon's successors and assigns.

CREDITOR:

     CALBIOCHEM-NOVABIOCHEM
     INTERNATIONAL, INC.



     BY  /s/ Stelios B. Papadopoulos
        -----------------------------
         PRESIDENT OR VICE PRESIDENT


     BY   /s/ James G. Stewart
        -----------------------------
         SECRETARY OR ASS'T SECRETARY


SILICON:

     SILICON VALLEY BANK


     BY  /s/ Rita Pirkl
        -----------------------------
     TITLE  VP
            -------------------------



                              BORROWER'S AGREEMENT

     The undersigned Borrower hereby acknowledges receipt of a copy of the foregoing Subordination Agreement and agrees not to pay any Junior Debt, except as provided therein. In the event Borrower breaches this Agreement or any of the provisions of the foregoing Subordination Agreement, Borrower agrees that, in addition to all other rights and remedies Silicon has, all of the Senior Debt shall, at Silicon's option and without notice or demand, become immediately due and payable, unless Silicon expressly agrees in writing to waive such breach. No waiver by Silicon of any breach shall be effective unless in writing signed by one of Silicon's authorized officers, and no such waiver shall be deemed to extend to or waive any other or subsequent breach. Borrower further agrees that any default or event of default by Borrower on the Junior Debt or under any present or future instrument or agreement between Borrower and the Creditor shall constitute a default and event of default under all present and future instruments and agreements between Borrower and Silicon. Borrower further agrees that, at any time and from time to time, the foregoing Subordination Agreement may be altered, modified or amended by Silicon and the Creditor without notice to Borrower and without further consent by Borrower.

BORROWER:

     CALBIOCHEM-NOVABIOCHEM
     CORPORATION


     BY  /s/ James G. Stewart
        -----------------------------
         PRESIDENT OR VICE PRESIDENT



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